Supplement to the currently effective PROSPECTUSES

Investors Cash Trust

Deutsche Treasury Portfolio

Deutsche Investment Management Americas Inc. recommended, and the Board of the fund approved, changing the cut-off time for same day transactions by wire, for each class of the fund, effective on or about March 17, 2017, as of the following times each day that the fund is open for business:

Current Cut Off Same Day Wire Transactions	New Cut Off Same Day Wire Transactions (Effective on or about March 17, 2017)	Current NAV Calculation Time
4:00 p.m. Eastern Time	2:30 p.m. Eastern Time	4:00 p.m. Eastern Time

Effective on or about March 17, 2017, all references to “4:00 p.m. Eastern time” under the “Transaction Processing” sub-heading of the “POLICIES ABOUT TRANSACTIONS” section within the “INVESTING IN THE FUND” section of the fund’s prospectuses are replaced with “2:30 p.m. Eastern time.”

Effective on or about March 17, 2017, the following information replaces similar disclosure contained under the “HOW THE FUND CALCULATES SHARE PRICE” section within the “INVESTING IN THE FUND” section of the fund’s prospectuses.

The fund is open for business each day the New York Stock Exchange (the “Exchange”) is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of: (a) 2:30 p.m. Eastern time or (b) the early closing time of the Exchange.

Please Retain This Supplement for Future Reference

February 17, 2017

PROSTKR-775